EXHIBIT 99.1

--------------------------------------------------------------------------------
2003-NC3                                                         MORGAN STANLEY
--------------------------------------------------------------------------------

ADJUSTABLE RATE LOANS
-------------------------------------------------------------------------------------------------------------
                                               % of
                                               Morgage
                                 Aggregate     Pool by      Avg     Weighted
                      Number      Cut-off     Aggregate   Mortgage  Average   Weighted  Weighted
                        of          Date       Cut-off      Loan     Gross    Average    Average    Weighted
                      Mortgage   Principal    Principal  Principal  Interest   Gross    Original    Average
Documentation Level    Loans      Balance      Balance    Balance     Rate     Margin     LTV     FICO Score
------------------------------------------------------------------------------------------------------------
Full                   1855   311,038,168.00    62.44    167,676.00   7.727     6.530    79.24       577.6
Stated Documentation    760   158,134,788.00    31.74    208,072.00   7.851     6.276    78.05       608.5
Limited                 131    28,993,217.00     5.82    221,322.00   8.008     6.721    78.30       572.4
------------------------------------------------------------------------------------------------------------
Total:                 2746   498,166,173.00   100.00    181,415.00   7.783     6.460    78.81       587.1
------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                        % of
                                      Morgage
                          Aggregate   Pool by      Avg     Weighted
                Number     Cut-off   Aggregate   Mortgage   Average   Weighted  Weighted
                  of        Date      Cut-off      Loan      Gross     Average   Average  Weighted
               Mortgage   Principal  Principal  Principal   Interest    Gross   Original   Average
Credit Score    Loans      Balance    Balance    Balance      Rate      Margin     LTV    FICO Score
----------------------------------------------------------------------------------------------------
481 - 500        14     1,741,616.00    0.35    124,401.00    8.936      6.900     77.33     500.00
501 - 520       400    59,192,769.00   11.88    147,982.00    8.490      6.833     75.48     511.3
521 - 540       463    74,129,396.00   14.88    160,107.00    8.187      6.812     75.40     530.8
541 - 560       401    69,598,668.00   13.97    173,563.00    8.138      6.722     77.34     550.9
561 - 580       323    56,174,751.00   11.28    173,916.00    8.110      6.692     78.13     570.7
581 - 600       290    54,272,512.00   10.89    187,147.00    7.910      6.592     80.14     591.0
601 - 620       243    45,772,646.00    9.19    188,365.00    7.673      6.492     80.49     610.0
621 - 640       233    46,654,756.00    9.37    200,235.00    7.483      6.417     80.33     630.5
641 - 660       142    27,695,094.00    5.56    195,036.00    7.298      6.381     83.07     648.7
661 - 680        81    18,853,727.00    3.78    232,762.00    7.153      6.203     82.37     670.4
681 - 700        64    17,298,839.00    3.47    270,294.00    6.311      5.041     83.57     690.9
701 - 720        38    11,472,425.00    2.30    301,906.00    5.665      4.386     80.14     709.7
721 - 740        27     6,773,406.00    1.36    250,867.00    5.970      4.413     84.33     728.9
741 - 760        10     3,609,799.00    0.72    360,980.00    5.830      4.286     84.24     749.8
761 - 780        10     2,849,618.00    0.57    284,962.00    5.585      4.134     83.30     770.6
781 - 800         5     1,760,445.00    0.35    352,089.00    5.892      5.161     88.06     787.4
801 - 820         2       315,707.00    0.06    157,854.00    5.649      4.385     83.23     801.4
--------------------------------------------------------------------------------------------------
Total:         2746   498,166,173.00  100.00    181,415.00    7.783      6.46      78.81     587.1
--------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 802
Non-Zero Weighted Average: 587
--------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2003-NC3                                                         MORGAN STANLEY
-------------------------------------------------------------------------------

ADJUSTABLE RATE LOANS
---------------------------------------------------------------------------------------------------------------
                                            % of
                                           Morgage
                               Aggregate   Pool by       Avg       Weighted
                    Number     Cut-off    Aggregate    Mortgage    Average   Weighted   Weighted
                      of         Date      Cut-off       Loan       Gross     Average    Average    Weighted
Range of Original  Mortgage    Principal  Principal   Principal    Interest   Gross     Original    Average
LTV Ratios (%)      Loans       Balance    Balance     Balance       Rate     Margin      LTV     FICO Score
-------------------------------------------------------------------------------------------------------------
10.01 - 15.00        1         63,531.00     0.01      63,531.00     12.090    7.250      11.36      541.00
15.01 - 20.00        2        139,757.00     0.03      69,878.00      7.990    6.672      19.72      551.70
20.01 - 25.00        2        235,739.00     0.05     117,870.00      8.964    7.100      24.13      595.90
25.01 - 30.00        8        490,896.00     0.10      61,362.00      8.667    7.041      27.17      559.20
30.01 - 35.00       12        993,627.00     0.20      82,802.00      8.238    6.895      33.33      567.00
35.01 - 40.00       15      2,005,479.00     0.40     133,699.00      7.494    6.586      37.70      572.10
40.01 - 45.00       14      1,853,007.00     0.37     132,358.00      8.028    6.413      43.06      566.80
45.01 - 50.00       32      4,636,336.00     0.93     144,886.00      7.860    6.718      47.56      568.40
50.01 - 55.00       39      5,726,182.00     1.15     146,825.00      7.805    6.827      53.11      547.80
55.01 - 60.00       65     12,856,430.00     2.58     197,791.00      7.775    6.765      57.88      564.70
60.01 - 65.00      119     21,982,356.00     4.41     184,726.00      7.933    6.715      63.72      563.70
65.01 - 70.00      206     34,801,682.00     6.99     168,940.00      8.242    6.829      69.08      559.50
70.01 - 75.00      349     62,363,040.00    12.52     178,691.00      8.082    6.671      74.19      566.70
75.01 - 80.00      876    154,389,982.00    30.99     176,244.00      7.585    6.372      79.66      590.50
80.01 - 85.00      629    114,435,857.00    22.97     181,933.00      7.777    6.354      84.67      586.00
85.01 - 90.00      317     68,142,721.00    13.68     214,961.00      7.635    6.269      89.79      621.30
90.01 - 95.00       60     13,049,552.00     2.62     217,493.00      7.925    6.377      94.98      642.90
---------------------------------------------------------------------------------------------------------------
Total:            2746    498,166,173.00   100.00     181,415.00      7.783    6.460      78.81      587.1
---------------------------------------------------------------------------------------------------------------
Minimum: 11.36
Maximum: 95.00
Weighted Average: 78.81
---------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                 % of
                                               Morgage
                                Aggregate      Pool by        Avg       Weighted
                       Number    Cut-off      Aggregate    Mortgage      Average   Weighted   Weighted
                         of       Date         Cut-off       Loan         Gross     Average    Average    Weighted
Documentation Level   Mortgage  Principal     Principal    Principal    Interest     Gross    Original    Average
- LTV over 85          Loans     Balance       Balance      Balance       Rate      Margin      LTV     FICO Score
------------------------------------------------------------------------------------------------------------------
Full                    239    50,768,149.00    62.53     212,419.00      7.488      6.224     90.87      613.10
Stated Documentation    113    25,121,191.00    30.94     222,311.00      8.048      6.381     90.29      654.40
Limited                  25     5,302,933.00     6.53     212,117.00      7.796      6.441     89.84      596.20
------------------------------------------------------------------------------------------------------------------
Total:                  377    81,192,273.00   100.00     215,364.00      7.682      6.287     90.62      624.80
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                   Page 2 of 2

--------------------------------------------------------------------------------
2003-NC3                                                          MORGAN STANLEY
--------------------------------------------------------------------------------

FIXED RATE LOANS
---------------------------------------------------------------------------------------------------------
                                                   % of
                                                 Morgage
                                   Aggregate     Pool by      Avg       Weighted    Weighted
                        Number      Cut-off     Aggregate   Mortgage     Average    Average
                          of         Date        Cut-off      Loan        Gross     Combined   Weighted
                       Mortgage    Principal    Principal  Principal    Interest    Original    Average
Documentation Level      Loans      Balance      Balance    Balance        Rate        LTV    FICO Score
--------------------------------------------------------------------------------------------------------
Full                     1263   133,212,755.00    67.12    105,473.00      8.100      79.71     606.90
Stated Documentation      325    54,098,484.00    27.26    166,457.00      7.785      75.16     635.60
Limited                    61    11,162,139.00     5.62    182,986.00      7.571      75.92     603.40
--------------------------------------------------------------------------------------------------------
Total:                   1649   198,473,378.00   100.00    120,360.00      7.985      78.26     614.60
--------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                         % of
                                        Morgage
                          Aggregate     Pool by      Avg        Weighted    Weighted
                Number     Cut-off     Aggregate   Mortgage      Average     Average
                  of        Date        Cut-off      Loan         Gross     Combined     Weighted
               Mortgage   Principal    Principal  Principal     Interest    Original     Average
Credit Score    Loans      Balance      Balance    Balance        Rate        LTV       FICO Score
--------------------------------------------------------------------------------------------------
481 - 500         4       383,285.00      0.19     95,821.00      8.674      74.98       500.00
501 - 520        85     8,496,794.00      4.28     99,962.00      8.583      72.78       511.10
521 - 540       115    13,086,214.00      6.59    113,793.00      8.379      72.63       531.90
541 - 560       157    19,531,692.00      9.84    124,406.00      8.190      73.98       550.10
561 - 580       146    20,110,406.00     10.13    137,743.00      7.944      73.95       570.40
581 - 600       144    18,962,084.00      9.55    131,681.00      8.028      76.00       590.70
601 - 620       220    22,276,105.00     11.22    101,255.00      8.162      80.07       610.80
621 - 640       257    27,484,905.00     13.85    106,945.00      7.991      80.44       630.70
641 - 660       213    26,614,430.00     13.41    124,950.00      7.751      81.13       649.70
661 - 680       136    17,639,353.00      8.89    129,701.00      7.708      82.85       670.10
681 - 700        85    12,222,182.00      6.16    143,790.00      7.650      81.41       690.70
701 - 720        35     4,729,317.00      2.38    135,123.00      7.389      80.88       709.30
721 - 740        20     2,977,822.00      1.50    148,891.00      7.527      86.41       731.60
741 - 760        11     1,088,687.00      0.55     98,972.00      8.266      75.34       748.40
761 - 780        13     1,898,937.00      0.96    146,072.00      8.410      83.58       767.40
781 - 800         8       971,166.00      0.49    121,396.00      7.609      72.03       789.10
--------------------------------------------------------------------------------------------------
Total:         1649   198,473,378.00    100.00    120,360.00      7.985      78.26       614.60
--------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 794
Non-Zero Weighted Average: 615
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2003-NC3                                                          MORGAN STANLEY
--------------------------------------------------------------------------------

FIXED RATE LOANS
-------------------------------------------------------------------------------------------------------
                                            % of
                                           Morgage
                              Aggregate    Pool by       Avg       Weighted    Weighted
                    Number     Cut-off    Aggregate   Mortgage     Average     Average
                      of         Date      Cut-off      Loan        Gross      Combined     Weighted
Range of Original  Mortgage   Principal   Principal   Principal   Interest     Original      Average
LTV Ratios (%)      Loans      Balance     Balance     Balance      Rate         LTV        FICO Score
------------------------------------------------------------------------------------------------------
<= 10.00              2        78,542.00     0.04     39,271.00      10.393     84.02         655.30
10.01 - 15.00        40     1,504,949.00     0.76     37,624.00      10.839     98.85         657.30
15.01 - 20.00       324    13,946,358.00     7.03     43,044.00      10.897     99.60         647.00
20.01 - 25.00        16       676,244.00     0.34     42,265.00       8.575     57.61         647.50
25.01 - 30.00         7       441,676.00     0.22     63,097.00       9.421     56.63         606.40
30.01 - 35.00        16       920,911.00     0.46     57,557.00       8.067     41.58         620.60
35.01 - 40.00        15     2,212,947.00     1.11    147,530.00       7.156     37.60         588.90
40.01 - 45.00        27     2,409,144.00     1.21     89,228.00       7.306     42.67         623.10
45.01 - 50.00        36     3,766,816.00     1.90    104,634.00       7.449     47.68         601.10
50.01 - 55.00        37     5,002,320.00     2.52    135,198.00       7.504     52.84         598.20
55.01 - 60.00        50     6,423,031.00     3.24    128,461.00       7.492     57.88         599.40
60.01 - 65.00        84    13,528,119.00     6.82    161,049.00       7.443     63.30         587.40
65.01 - 70.00        95    14,615,876.00     7.36    153,851.00       7.357     68.64         614.10
70.01 - 75.00       156    21,878,218.00    11.02    140,245.00       7.842     73.99         604.40
75.01 - 80.00       292    39,872,764.00    20.09    136,551.00       7.963     79.49         596.10
80.01 - 85.00       230    34,577,181.00    17.42    150,336.00       7.877     84.43         612.30
85.01 - 90.00       183    30,104,526.00    15.17    164,506.00       7.671     89.65         644.60
90.01 - 95.00        39     6,513,753.00     3.28    167,019.00       7.752     94.77         649.10
-------------------------------------------------------------------------------------------------------
Total:             1649   198,473,378.00   100.00    120,360.00       7.985     78.26         614.60
-------------------------------------------------------------------------------------------------------
Minimum: 9.09
Maximum: 95.00
Weighted Average: 71.76
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                              % of
                                             Morgage
                                Aggregate    Pool by      Avg      Weighted     Weighted
                      Number     Cut-off    Aggregate   Mortgage    Average      Average
                        of         Date      Cut-off      Loan       Gross      Combined    Weighted
Documentation Level  Mortgage   Principal   Principal  Principal    Interest    Original     Average
- LTV over 85         Loans      Balance     Balance    Balance       Rate        LTV       FICO Score
-------------------------------------------------------------------------------------------------------

Full                   164    26,104,154.00    71.29   159,172.00    7.604       90.79        638.40
Stated Documentation    45     8,356,693.00    22.82   185,704.00    7.951       90.09        672.00
Limited                 13     2,157,431.00     5.89   165,956.00    7.636       89.58        627.40
-------------------------------------------------------------------------------------------------------
Total:                 222    36,618,279.00   100.00   164,947.00    7.685       90.56        645.40
-------------------------------------------------------------------------------------------------------

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